UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

AGILYSYS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-5734	34-0907152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Windward Concourse Suite 250
Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 810-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AGYS	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 14, 2022, Agilysys, Inc. (the “Company”), through a subsidiary, entered into a Software as a Service Agreement (the “SaaS Agreement”) with a subsidiary of Marriott International, Inc., a Delaware corporation (“Marriott”). Pursuant to the SaaS Agreement, the Company will provide its property management system in luxury, premium and select service Marriott hotels across the United States and Canada.

The SaaS Agreement commits the Company to the development of numerous general and customer specific enhancements to its platform. The property management system is not expected to rollout to Marriott properties until this development work, as well as other pre-rollout implementation and conversion work, is substantially complete, and the rollout is currently expected to commence in the Company’s fiscal year 2025. Most of the Marriott funded development and other billable pre-rollout services work is expected to occur in the Company’s fiscal year 2024.

The SaaS Agreement has an initial term of ten years and may be renewed for an additional five-year period at Marriott’s option. In addition to its ability to terminate the SaaS Agreement for cause, Marriott may terminate the SaaS Agreement at any time, without cause, upon at least 30 days’ prior notice and payment of termination charges.

On December 15, 2022, the Company issued a press release announcing its entry into the SaaS Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits. The following items are filed as exhibits to this current report on Form 8-K:

Exhibit Number	Description
99.1	Press release issued by Agilysys, Inc. dated December 15, 2022, announcing that it has entered into an agreement with Marriott International, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

Date:	December 15, 2022	By:	/s/ Kyle C. Badger
Kyle C. Badger Senior Vice President, General Counsel and Secretary